UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2007

DynCorp International Inc.

(Exact name of registrant as specified in charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia	22042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 26, 2007, the operating agreement of DynCorp International Inc.’s (the “Registrant”) controlling stockholder, DIV Holding LLC (“DIV”), was amended.  Mark H. Ronald was granted an indirect equity interest in the Registrant through the issuance of a 0.035% Class B interest in DIV.  Messrs. William D. Cavanaugh, Natale S. DiGesualdo and Robert B. Rosenkranz were granted additional indirect equity interests in the Registrant through the issuance of 0.4235%, 0.2875% and 0.4375% Class B interests in DIV, respectively.  This Amendment No. 6 to the Amended and Restated Limited Liability Company Agreement of DIV is attached hereto as Exhibit 3.1 and is incorporated herein be reference.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit Number	Description of Exhibit

3.1	Amendment No. 6 to the Amended and Restated Limited Liability Company Operating Agreement of DIV Holding LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: February 27, 2007	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer